UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 27, 2002 (Date of Earliest Event Reported: December 23, 2002)	Commission File No. 1-12785

NATIONWIDE FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	31-1486870
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Nationwide Plaza
Columbus, Ohio 43215
(614) 249-7111

(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)

Item 5.    Other Events.

On December 23, 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., assigned its preliminary A- senior debt, BBB+ subordinated debt and BBB preferred stock ratings to the $1.5 billion universal shelf of Nationwide Financial Services, Inc., which was filed with the Securities and Exchange Commission on December 19, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC. (Registrant)

Date: December 27, 2002	/s/ MARK R. THRESHER
Mark R. Thresher Senior Vice President—Chief Financial Officer